Exhibit 99.1

Execution Copy

September 6, 2006

To:	Alliant Techsystems Inc.
MN01-1085
5050 Lincoln Drive
Edina, Minnesota 55436-1097
Attn: Robert J. McReavy
Telephone: (952) 351-3084
Facsimile: (952) 351-3048

From:	Bank of America, N.A.

c/o Banc of America Securities LLC
9 West 57th Street
New York, NY 10019
Attn:
Telephone:
Facsimile:

Re:	Issuer Warrant Transaction
(Transaction Reference Number: 23953)

Ladies and Gentlemen:

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced transaction entered into on the Trade Date specified below (the “Transaction”) between Bank of America, N.A. (“BofA”) and Alliant Techsystems Inc. (“Issuer”).  This communication constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

1.     This Confirmation is subject to, and incorporates, the definitions and provisions of the 2000 ISDA Definitions (including the Annex thereto) (the “2000 Definitions”) and the definitions and provisions of the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the 2000 Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  In the event of any inconsistency between the 2000 Definitions and the Equity Definitions, the Equity Definitions will govern.  For purposes of the Equity Definitions, each reference herein to a Warrant shall be deemed to be a reference to a Call Option or an Option, as context requires.

Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties’ entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

This Confirmation evidences a complete and binding agreement between BofA and Issuer as to the terms of the Transaction to which this Confirmation relates.  This Confirmation shall be subject to an agreement (the “Agreement”) in the form of the 2002 ISDA Master Agreement (the “ISDA Form”) as if BofA and Issuer had executed an agreement in such form (without any Schedule but with the elections set forth in this Confirmation).  For the avoidance of doubt, the Transaction shall be the only transaction under the Agreement.

All provisions contained in, or incorporated by reference to, the Agreement will govern this Confirmation except as expressly modified herein.  In the event of any inconsistency between this Confirmation and either the Definitions or the Agreement, this Confirmation shall govern.

2.     The Transaction is a Warrant Transaction, which shall be considered a Share Option Transaction for purposes of the Equity Definitions.  The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	September 6, 2006

Effective Date:

The First Closing Date (as defined in the Purchase Agreement dated as of September 6, 2006 between Issuer and Banc of America Securities LLC as representative of the Initial Purchasers thereto), subject to Section 8(m) below

Components:

The Transaction will be divided into individual Components, each with the terms set forth in this Confirmation, and, in particular, with the Number of Warrants and Expiration Date set forth in this Confirmation. The payments and deliveries to be made upon settlement of the Transaction will be determined separately for each Component as if each Component were a separate Transaction under the Agreement.

Warrant Style:	European

Warrant Type:	Call

Seller:	Issuer

Buyer:	BofA

Shares:	The Common Stock of Issuer, par value USD 0.01 per share (Ticker Symbol: “ATK”).

Number of Warrants:	For each Component, as provided in Annex A to this Confirmation.

Warrant Entitlement:	One Share per Warrant

Strike Price:	USD 116.7450

Premium:	USD 23,220.000 (Premium per Warrant USD $7.1141)

Premium Payment Date:	The Effective Date

Exchange:	New York Stock Exchange

Related Exchange:	All Exchanges

Procedures for Exercise:

In respect of any Component:

Expiration Time:	Valuation Time

Expiration Date:

As provided in Annex A to this Confirmation (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day that is not already an Expiration Date for another Component); provided that if that date is a Disrupted Day, the Expiration Date for such Component shall be the first succeeding Scheduled Trading Day that is not a

Disrupted Day and is not or is not deemed to be an Expiration Date in respect of any other Component of the Transaction hereunder; and provided further that if the Expiration Date has not occurred pursuant to the preceding proviso as of the Final Disruption Date, the Final Disruption Date shall be the Expiration Date (irrespective of whether such date is an Expiration Date in respect of any other Component for the Transaction). “Final Disruption Date” means the twentieth (20th) Scheduled Trading Day following the final Expiration Date. Notwithstanding the foregoing and anything to the contrary in the Equity Definitions, if a Market Disruption Event occurs on any Expiration Date, the Calculation Agent may determine that such Expiration Date is a Disrupted Day only in part, in which case the Calculation Agent shall make adjustments to the number of Warrants for the relevant Component for which such day shall be the Expiration Date and shall designate the Scheduled Trading Day determined in the manner described in the immediately preceding sentence as the Expiration Date for the remaining Warrants for such Component. Section 6.6 of the Equity Definitions shall not apply to any Valuation Date occurring on an Expiration Date.

Market Disruption Event:

Section 6.3(a) of the 2002 Definitions is hereby amended by deleting the words “during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,” in clause (ii) thereof.

Automatic Exercise:

Applicable; and means that each Warrant not previously exercised under the Transaction will be deemed to be automatically exercised at the Expiration Time on the Expiration Date unless Buyer notifies Seller (by telephone or in writing) prior to the Expiration Time on the Expiration Date that it does not wish Automatic Exercise to occur, in which case Automatic Exercise will not apply.

Settlement Terms:

In respect of any Component:

Settlement Currency:	USD

Net Share Settlement:

On each Settlement Date, Issuer shall deliver to BofA a number of Shares equal to the Number of Shares to be Delivered for such Settlement Date to the account specified by BofA and cash in lieu of any fractional shares valued at the Relevant Price on the Valuation Date corresponding to such Settlement Date. If, in the reasonable opinion of Issuer or BofA based on advice of counsel, for any reason, the Shares deliverable upon Net Share Settlement would not be immediately freely transferable by BofA under Rule 144(k) under the Securities Act of 1933, as amended

(the “Securities Act”), then BofA may elect to either (x) accept delivery of such Shares notwithstanding any restriction on transfer or (y) have the provisions set forth in Section 8(b) below apply.

The Number of Shares to be Delivered shall be delivered by Issuer to BofA no later than 12:00 noon (local time in New York City) on the relevant Settlement Date.

Number of Shares to be Delivered:

In respect of any Exercise Date, subject to the last sentence of Section 9.5 of the Equity Definitions, the product of (i) the number of Warrants exercised or deemed exercised on such Exercise Date, (ii) the Warrant Entitlement and (iii) (A) the excess of the VWAP Price on the Valuation Date occurring on such Exercise Date over the Strike Price divided by (B) such VWAP Price.

VWAP Price:

For any Valuation Date, the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page ATK <equity> VAP (or any successor thereto) in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Valuation Date (or if such volume-weighted average price is unavailable, the market value of one Share on such Valuation Date, as determined by the Calculation Agent). Notwithstanding anything to the contrary in the Equity Definitions, if there is a Market Disruption Event on any Valuation Date, then the Calculation Agent shall determine the VWAP Price for such Valuation Date on the basis of its good faith estimate, determined in a commercially reasonable manner, of the market value for the relevant Shares on such Valuation Date.

Other Applicable Provisions:

The provisions of Sections 9.1(c), 9.8, 9.9, 9.10, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Seller is the Issuer of the Shares) and 9.12 of the Equity Definitions will be applicable, except that all references in such provisions to “Physically-Settled” shall be read as references to “Net Share Settled”. “Net Share Settled” in relation to any Warrant means that Net Share Settlement is applicable to such Warrant.

Adjustments:

In respect of any Component:

Method of Adjustment:	Calculation Agent Adjustment.

Dividend Adjustment:	In the event that Issuer pays a Relevant Dividend, on the ex-dividend date for such Relevant Dividend, the Strike Price shall be adjusted by dividing the Strike

Price previously in effect by the Adjustment Ratio for such Relevant Dividend, the Number of Warrants shall be adjusted by multiplying the Number of Warrants previously in effect by such Adjustment Ratio, and the Threshold Amount shall be adjusted by dividing the Threshold Amount previously in effect by such Adjustment Ratio.

Adjustment Ratio:

For any Relevant Dividend, a fraction (A) the numerator of which is equal to the Current Market Price for such Relevant Dividend minus the Threshold Dividend Amount for such Relevant Dividend and (B) the denominator of which is such Current Market Price minus the amount of such Relevant Dividend.

Current Market Price:

For any Relevant Dividend, the Relevant Price of the Shares on the Exchange Business Day immediately preceding the ex-dividend date for such Relevant Dividend (determined as if such Exchange Business Day were a Valuation Date).

Relevant Dividend:

Any cash dividend or distribution that has an ex-dividend date occurring on or after the Trade Date and on or prior to the Expiration Date (it being understood, for the avoidance of doubt, that such term shall not include (i) a distribution of cash by Issuer as payment of consideration in connection with a Tender Offer or (ii) a distribution in connection with the liquidation, dissolution or winding up of Issuer).

Threshold Dividend Amount:

With respect to each calendar quarter, for the first dividend or distribution for which the ex-dividend date occurs within such quarter, the Threshold Amount and, for any subsequent dividend or distribution for which the ex-dividend date occurs within the same quarter, USD 0.00.

Threshold Amount:

USD 0.00 per Share (subject to adjustment in accordance with the Calculation Agent Adjustment to account for any Potential Adjustment Event, and subject to adjustment to account for any change to the frequency or timing of payment of Issuer’s regular dividend).

Extraordinary Events:

Consequences of Merger Events:

(a) Share-for-Share:	Calculation Agent Adjustment or, at BofA’s sole election in whole or in part, Cancellation and Payment (Calculation Agent Determination)

(b) Share-for-Other:	Cancellation and Payment (Calculation Agent Determination)

(c) Share-for-Combined:	Component Adjustment

Tender Offer:	Applicable

Consequences of Tender Offers:

(a) Share-for-Share:	Calculation Agent Adjustment or, at BofA’s sole election in whole or in part, Cancellation and Payment (Calculation Agent Determination).

(b) Share-for-Other:

Cancellation and Payment (Calculation Agent Determination) on that portion of the Other Consideration that consists of cash; on the remainder of the Other Consideration, Calculation Agent Adjustment or, at BofA’s sole election in whole or in part, Cancellation and Payment (Calculation Agent Determination).

(c) Share-for-Combined:	Calculation Agent Adjustment or, at BofA’s sole election in whole or in part, Cancellation and Payment (Calculation Agent Determination).

Nationalization, Insolvency or Delisting:

Cancellation and Payment (Calculation Agent Determination); provided that in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it shall also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange or The NASDAQ National Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange; and provided further that the definition of “Delisting” in Section 12.6 (a)(iii) of the Equity Definitions shall be deemed to be amended by adding “, subject to no further conditions,” after the word “will.”

Additional Disruption Events:

(a) Change in Law:	Applicable

(b) Failure to Deliver:	Applicable

(c) Insolvency Filing:	Applicable

(d) Hedging Disruption:	Applicable

(e) Increased Cost of Hedging:	Not Applicable

(f) Loss of Stock Borrow:	Applicable

Maximum Stock Loan Rate:	2.00% per annum

(g) Increased Cost of Stock Borrow:	Applicable

Initial Stock Loan Rate:	0.30% per annum

Hedging Party:	Buyer for all applicable Additional Disruption Events

Determining Party:	Buyer for all applicable Additional Disruption Events

Non-Reliance:	Applicable

Agreements and Acknowledgments Regarding Hedging Activities:	Applicable

Additional Acknowledgments:		Applicable

3.		Calculation Agent:

BofA, whose calculations and determinations shall be made in good faith and in a commercially reasonable manner, including with respect to calculations and determinations that are made in its sole discretion. The Calculation Agent shall deliver, within five Exchange Business Days of a written request by either party, a written explanation of any calculation or adjustment made by it, and including, where applicable, the methodology applied.

4.		Account Details:

BofA Payment Instructions:		Bank of America, N.A.
New York, NY
SWIFT: BOFAUS3N
Bank Routing: 026-009-593
Account Name: Bank of America
Account No. :

Issuer Payment Instructions:		To be provided by Issuer.

5.		Offices:

The Office of BofA for the Transaction is:

Bank of America, N.A.
c/o Banc of America Securities LLC
Equity Financial Products
9 West 57th Street, 40th Floor
New York, NY 10019
Telephone:		212-
Facsimile:		212-

The Office of Issuer for the Transaction is:

Alliant Techsystems Inc.
5050 Lincoln Drive
Edina, Minnesota 55436-1097
6.		Notices: For purposes of this Confirmation:

(a)	Address for notices or communications to Issuer:

	To:	Alliant Techsystems Inc.
MN01-1085
5050 Lincoln Drive
Edina, Minnesota 55436-1097
	Attn:	Robert J. McReavy
	Telephone:	(952) 351-3000
Facsimile

(b)	Address for notices or communications to BofA:

	To:	Bank of America, N.A.
c/o Banc of America Securities LLC
Equity Financial Products
9 West 57th Street, 40th Floor
New York, NY 10019
	Attn:	EFP Financial Products
	Telephone:	(212)
	Facsimile:	(212)

7.     Representations, Warranties and Agreements:

(a)           In addition to the representations and warranties in the Agreement and those contained elsewhere herein, Issuer represents and warrants to and for the benefit of, and agrees with, BofA as follows:

(i)            On the Trade Date, (A) none of Issuer and its officers and directors is aware of any material nonpublic information regarding Issuer or the Shares and (B) all reports and other documents filed by Issuer with the Securities and Exchange Commission pursuant to the Exchange Act when considered as a whole (with the more recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents), do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(ii)           Without limiting the generality of Section 13.1 of the Equity Definitions, Issuer acknowledges that BofA is not making any representations or warranties with respect to the treatment of the Transaction under FASB Statements 149 or 150, EITF Issue No. 00-19 (or any successor issue statements) or under FASB’s Liabilities & Equity Project.

(iii)          Prior to the Trade Date, Issuer shall deliver to BofA a resolution of Issuer’s board of directors authorizing the Transaction and such other certificate or certificates as BofA shall reasonably request.

(iv)          Issuer is not entering into this Confirmation to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(v)           Issuer is not, and after giving effect to the transactions contemplated hereby will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(vi)          On the Trade Date (A) the assets of Issuer at their fair valuation exceed the liabilities of Issuer, including contingent liabilities, (B) the capital of Issuer is adequate to conduct the business of Issuer and (C) Issuer has the ability to pay its debts and obligations as such debts mature and does not intend to, or does not believe that it will, incur debt beyond its ability to pay as such debts mature.

(vii)         Issuer shall not take any action to decrease the number of Available Shares below the Capped Number (each as defined below).

(viii)        The representations and warranties of Issuer set forth in Section 3 of the Agreement and Section 1 of the Purchase Agreement (the “Purchase Agreement”) dated as of the Trade Date between Issuer and Banc of America Securities LLC as representative of the Initial Purchasers party thereto are true and correct and are hereby deemed to be repeated to BofA as if set forth herein.

(ix)           Issuer shall promptly provide written notice to BofA upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default, a Potential Event of Default, a Potential Adjustment Event, a Merger Event or any other Extraordinary Event; provided, however, that should Issuer be in possession of material non-public information regarding Issuer, Issuer shall not communicate such information to BofA.

(x)            Issuer understands no obligations of BofA to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of BofA or any governmental agency.

(b)           Each of Buyer and Issuer agrees and represents that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(c)           Each of BofA and Issuer acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) thereof.  Accordingly, BofA represents and warrants to Issuer that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment and its investments in and liabilities in respect of the Transaction, which it understands are not readily marketable, are not disproportionate to its net worth, and it is able to bear any loss in connection with the Transaction, including the loss of its entire investment in the Transaction, (ii) it is an “accredited investor” as that term is defined in Regulation D as promulgated under the Securities Act, (iii) it is entering into the Transaction for its own account without a view to the distribution or resale thereof, (iv) the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act and is restricted under this Confirmation, the Securities Act and state securities laws, (v) its financial condition is such that it has no need for liquidity with respect to its investment in the Transaction and no need to dispose of any portion thereof to satisfy any existing or contemplated undertaking or indebtedness and is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction.

(d)           Each of BofA and Issuer agrees and acknowledges (A) that this Confirmation is (i) a “securities contract,” as such term is defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), with respect to which each payment and delivery hereunder is a “settlement payment,” as such term is defined in Section 741(8) of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder is a “transfer,” as such term is defined in Section 101(54) of the Bankruptcy Code, and (B) that BofA is entitled to the protections afforded by, among other sections, Section 362(b)(6), 362(b)(17), 546(e), 546(g), 555 and 560 of the Bankruptcy Code.

(e)           Issuer shall deliver to BofA an opinion of counsel, dated as of the Trade Date and reasonably acceptable to BofA in form and substance, with respect to the matters set forth in Section 3(a) of the Agreement.

8.  Other Provisions:

(a)           Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events.  If, subject to Section 8(n) below, Issuer shall owe Buyer any amount pursuant to Sections 12.2, 12.3, 12.6, 12.7 or 12.9 of the Equity Definitions (except in the event of an Insolvency, a Nationalization, a Tender Offer or a Merger Event, in each case, in which the consideration or proceeds to be paid to holders of Shares consists solely of cash) or pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Issuer is the Defaulting Party or a Termination Event in which Issuer is the Affected Party, that resulted from an event or events within Issuer’s control) (a “Payment Obligation”), Issuer shall have the right, in its sole discretion, to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Buyer, confirmed in writing within one Scheduled Trading Day, between the hours of 9:00 A.M. and 4:00 P.M. New York City time on the Merger Date, Tender Offer Date, Announcement Date or Early Termination Date, as applicable (“Notice of Share Termination”).  Upon such Notice of Share Termination, the following provisions shall apply on the Scheduled Trading Day immediately following the Merger Date, the Tender Offer Date, Announcement Date or Early Termination Date, as applicable:

Share Termination Alternative:

Applicable and means that Issuer shall deliver to BofA the Share Termination Delivery Property on the date on which the Payment Obligation would otherwise be due pursuant to Section 12.7 or 12.9 of the Equity Definitions or Section 6(d)(ii) of the Agreement, as applicable (the “Share Termination Payment Date”), in satisfaction of the Payment Obligation.

Share Termination Delivery
Property:

A number of Share Termination Delivery Units, as calculated by the Calculation Agent, equal to the Payment Obligation divided by the Share Termination Unit Price. The Calculation Agent shall adjust the Share Termination Delivery Property by replacing any fractional portion of a security therein with an amount of cash equal to the value of such fractional security based on the values used to calculate the Share Termination Unit Price.

Share Termination Unit Price:

The value of property contained in one Share Termination Delivery Unit on the date such Share Termination Delivery Units are to be delivered as Share Termination Delivery Property, as determined by the Calculation Agent in its discretion by commercially reasonable means and notified by the Calculation Agent to Issuer at the time of notification of the Payment Obligation.

Share Termination Delivery Unit:

In the case of a Termination Event, Event of Default or Delisting, one Share or, in the case of an Insolvency, Nationalization,  Merger Event or Tender Offer, a unit consisting of the number or amount of each type of property received by a holder of one Share (without consideration of any requirement to pay cash or other consideration in lieu of fractional amounts of any securities) in such Insolvency, Nationalization, Merger Event or Tender Offer.  If such Insolvency, Nationalization, Merger Event or Tender Offer involves a choice of consideration to be received by holders, such holder shall be deemed to have elected to receive the maximum possible amount of cash.

Failure to Deliver:	Applicable

Other applicable provisions:

If Share Termination Alternative is applicable, the provisions of Sections 9.8, 9.9, 9.10, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Seller is the Issuer of the Shares) and 9.12 of the Equity Definitions will be applicable, except that all references in such provisions to “Physically-Settled” shall be read as references to “settled by Share Termination Alternative” and all references to “Shares” shall be read as references to “Share Termination Delivery Units”.  If, in the reasonable opinion of counsel to Issuer or BofA, for any reason, any securities comprising the Share Termination Delivery Units deliverable pursuant to this Section 8(a) would not be immediately freely transferable by BofA under Rule 144(k) under the Securities Act, then BofA may elect to either (x) accept delivery of such securities notwithstanding any restriction on transfer or (y) have the provisions set forth in Section 8(b) below apply.

(b)           Registration/Private Placement Procedures.  (i)  With respect to the Transaction, the following provisions shall apply to the extent provided for above opposite the caption “Net Share Settlement” in Section 2 or in paragraph (a) of this Section 8.  If so applicable, then, at the election of Issuer by notice to Buyer within one Exchange Business Day after the relevant delivery obligation arises,  but in any event at least one Exchange Business Day prior to the date on which such delivery obligation is due, either (A) all Shares or Share Termination Delivery Units, as the case may be, delivered by Issuer to Buyer shall be, at the time of such delivery, covered by an effective registration statement of Issuer for immediate resale by Buyer (such registration statement and the corresponding prospectus (the “Prospectus”) (including, without limitation, any sections describing the plan of distribution) in form and content commercially reasonably satisfactory to Buyer) or (B) Issuer shall deliver additional Shares or Share Termination Delivery Units, as the case may be, so that the value of such Shares or Share Termination Delivery Units, as determined by the Calculation Agent to reflect an appropriate liquidity discount, equals the value of the number of Shares or Share Termination Delivery Units that would otherwise be deliverable if such Shares or Share Termination Delivery Units were freely tradeable (without prospectus delivery) upon receipt by Buyer (such value, the “Freely Tradeable Value”); provided that Issuer may not make the election described in this clause (B) if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the sale by Issuer to BofA (or any affiliate designated by BofA) of the Shares or the exemption pursuant to Section 4 of the Securities Act for resales of the Shares by BofA (or any such affiliate of BofA).  (For the avoidance of doubt, as used in this paragraph (b) only, the term “Issuer” shall mean the issuer of the relevant securities, as the context shall require.)

(ii)                                  If Issuer makes the election described in clause (b)(i)(A) above:

(A)                              Buyer (or an Affiliate of Buyer designated by Buyer) shall be afforded a reasonable opportunity to conduct a due diligence investigation with respect to Issuer that is customary in scope for underwritten offerings of equity securities and that yields results that are commercially reasonably satisfactory to Buyer or such Affiliate, as the case may be, in its discretion; and

(B)                                Buyer (or an Affiliate of Buyer designated by Buyer) and Issuer shall enter into an agreement (a “Registration Agreement”) on commercially reasonable terms in connection with the public resale of such Shares or Share Termination Delivery Units, as the case may be, by Buyer or such Affiliate substantially similar to underwriting agreements customary for underwritten offerings of equity securities, in form and substance commercially reasonably satisfactory to Buyer or such Affiliate and Issuer, which Registration Agreement shall include, without limitation, provisions substantially similar to those contained in such underwriting agreements relating to the indemnification of, and contribution in connection with the liability of, Buyer and its Affiliates and Issuer, shall provide for the payment by Issuer of all expenses in connection with such resale, including all registration costs and all fees and expenses of counsel for Buyer, and shall provide for the delivery of accountants’ “comfort letters” to Buyer or such Affiliate with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

(iii)                               If Issuer makes the election described in clause (b)(i)(B) above:

(A)                              Buyer (or an Affiliate of Buyer designated by Buyer) and any potential institutional purchaser of any such Shares or Share Termination Delivery Units, as the case may be, from Buyer or such Affiliate identified by Buyer shall be afforded a commercially reasonable opportunity to conduct a due diligence investigation in compliance with applicable law with respect to Issuer customary in scope for private placements of equity securities (including, without limitation, the right to have made available to them for inspection all financial and other records, pertinent corporate documents and other information reasonably requested by them), subject to execution by such recipients of customary confidentiality agreements reasonably acceptable to Issuer;

(B)                                Buyer (or an Affiliate of Buyer designated by Buyer) and Issuer shall enter into an agreement (a “Private Placement Agreement”) on commercially reasonable terms in connection with the private placement of such Shares or Share Termination Delivery Units, as the case may be, by Issuer to Buyer or such Affiliate and the private resale of such shares by Buyer or such Affiliate, substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance commercially reasonably satisfactory to Buyer and Issuer, which Private Placement Agreement shall include, without limitation, provisions substantially similar to those contained in such private placement purchase agreements relating to the indemnification of, and contribution in connection with the liability of, Buyer and its Affiliates and Issuer, shall provide for the payment by Issuer of all expenses in connection with such resale, including all fees and expenses of counsel for Buyer, shall contain representations, warranties and agreements of Issuer reasonably necessary or advisable to establish and maintain the availability of an exemption from the registration requirements of the Securities Act for such resales, and shall use best efforts to provide for the delivery of accountants’ “comfort letters” to Buyer or such Affiliate with respect to the financial statements and certain financial information contained in or incorporated by reference into the offering memorandum prepared for the resale of such Shares; and

(C)                                Issuer agrees that any Shares or Share Termination Delivery Units so delivered to BofA, (i) may be transferred by and among BofA and its affiliates, and Issuer shall effect such transfer without any further action by BofA and (ii) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed with respect to such Shares or any securities issued by Issuer comprising such Share Termination Delivery Units, Issuer shall promptly remove, or cause the transfer agent for such Shares or securities to remove, any legends referring to any such restrictions or requirements from such Shares or securities upon delivery by BofA (or such affiliate of BofA) to Issuer or such transfer agent of seller’s and broker’s representation letters customarily delivered by BofA in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by BofA (or such affiliate of BofA).

(c)                                  Make-whole Shares. If (x) Issuer elects to deliver Share Termination Delivery Units pursuant to paragraph (a) of this Section 8 or (y) Issuer makes the election described in clause (b)(i)(B) of paragraph (b) of this Section 8, then in either case BofA or its affiliate may sell (which sale shall be made in a commercially reasonable manner) such Shares or Share Termination Delivery Units, as the case may be, during a period (the “Resale Period”) commencing on the Exchange Business Day following delivery of such Shares or Share Termination Delivery Units, as the case may be, and ending on the Exchange Business Day on which BofA completes the sale of all such Shares or Share Termination Delivery Units, as the case may be, or a sufficient number of Shares or Share Termination Delivery Units, as the case may be, so that the realized net proceeds of such sales exceed the amount of the Payment Obligation (in the case of clause (x), or in the case that both clause (x) and clause (y) apply) or the Freely Tradeable Value (in the case that only clause (y) applies)(such amount of the Payment Obligation or Freely Tradeable Value, as the case may be, the “Required Proceeds”).  If any of such delivered Shares or Share Termination Delivery Units remain after such realized net proceeds exceed the Required Proceeds, BofA shall return such remaining Shares or Share Termination Delivery Units to Issuer.  If the Required Proceeds exceed the realized net proceeds from such resale, Issuer shall transfer to BofA by the open of the regular trading session on the Exchange on the Exchange Trading Day immediately following the last day of the Resale Period the amount of such excess (the “Additional Amount”) in cash or in a number of additional Shares (“Make-whole Shares”) in an amount that, based on the Relevant Price on the last day of the Resale Period (as if such day was the “Valuation Date” for purposes of computing such Relevant Price), has a dollar value equal to the Additional Amount.  The Resale Period shall continue to enable the sale of the Make-whole Shares in the manner contemplated by this Section 8(c).  This provision shall be applied successively until the Additional Amount is equal to zero, subject to Section 8(e).

(d)                                 Beneficial Ownership. Notwithstanding anything to the contrary in the Agreement or this Confirmation, in no event shall Buyer be entitled to receive, or shall be deemed to receive, any Shares if, upon such receipt of such Shares, the “beneficial ownership” (within the meaning of Section 13 of the Exchange Act and the rules promulgated thereunder) of Shares by Buyer or any entity that directly or indirectly controls Buyer (collectively, “Buyer Group”) would be equal to or greater than 9.5% or more of the outstanding Shares.  If any delivery owed to Buyer hereunder is not made, in whole or in part, as a result of this provision, Issuer’s obligation to make such delivery shall not be extinguished and Issuer shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, Buyer gives notice to Issuer that such delivery would not result in Buyer Group directly or indirectly so beneficially owning in excess of 9.5% of the outstanding Shares.

(e)                                  Limitations on Settlement by Issuer.  Notwithstanding anything herein or in the Agreement to the contrary, in no event shall Issuer be required to deliver Shares in connection with the Transaction in excess of 6,527,872 Shares, as adjusted for stock splits and similar events (the “Capped Number”).  Issuer represents and warrants (which shall be deemed to be repeated on each day that the Transaction is outstanding) that the Capped Number is equal to or less than the number of authorized but unissued Shares of the Issuer that are not reserved for future issuance in connection with transactions in the Shares (other than the Transaction) on the date of the determination of the Capped Number (such Shares, the “Available Shares”).  In the event Issuer shall not have delivered the full number of Shares otherwise deliverable as a result of this Section 8(e) (the resulting deficit, the “Deficit Shares”), Issuer shall be continually obligated to deliver, from time to time until the full number of Deficit Shares have been delivered pursuant to this paragraph, Shares when, and to the extent, that (i) Shares are repurchased, acquired or otherwise received by Issuer or any of its subsidiaries after the Trade Date (whether or not in exchange for cash, fair value or any other consideration), (ii) authorized and unissued Shares reserved for issuance in respect of other transactions prior to such date which prior to the relevant date become no longer so reserved and (iii) Issuer additionally authorizes and unissued Shares that are not reserved for other transactions.  Issuer shall immediately notify BofA of the occurrence of any of the foregoing events (including the number of Shares subject to clause (i), (ii) or (iii) and the corresponding number of Shares to be delivered) and promptly deliver such Shares thereafter.

(f)                                    Equity Rights.  Buyer acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to the Transaction that are senior to the claims of common stockholders in the event of Issuer’s bankruptcy.  For the avoidance of doubt, the parties agree that the preceding sentence shall not apply at any time other than during Issuer’s bankruptcy to any claim arising as a result of a breach by Issuer of any of its obligations under this Confirmation or the Agreement.

(g)                                 Amendments to Equity Definitions and the Agreement.  The following amendments shall be made to the Equity Definitions and to the Agreement:

(i)                                 The first sentence of Section 11.2(c) of the Equity Definitions, prior to clause (A) thereof, is hereby amended to read as follows: ‘(c) If “Calculation Agent Adjustment” is specified as the Method of Adjustment in the related Confirmation of a Share Option Transaction, then following the announcement or occurrence of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material effect on the theoretical value of the relevant Shares or options on the Shares and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:’ and, the portion of such sentence immediately preceding clause (ii) thereof is hereby amended by deleting the words “diluting or concentrative”;

(ii)                              Section 11.2(e)(vii) of the Equity Definitions is hereby amended by deleting the words “diluting or concentrative” and replacing them with “material”; and

(iii)                           Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (2) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) at Buyer’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer.”.

(h)                                 Transfer and Assignment.  Buyer may transfer or assign its rights and obligations hereunder and under the Agreement, in whole or in part, at any time to any person or entity whatsoever without the consent of Issuer.

(i)                                     Disclosure.  Effective from the date of commencement of discussions concerning the Transaction, Issuer and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Issuer relating to such tax treatment and tax structure.

(j)                                     Designation by BofA.  Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing BofA to purchase, sell, receive or deliver any Shares or other securities to or from Issuer, BofA may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform BofA obligations in respect of the Transaction and any such designee may assume such obligations.  BofA shall be discharged of its obligations to Issuer to the extent of any such performance.

(k)                                  Netting, Set-off and Collateral.

(i)                                     The parties agree that Section 2(c) of the Agreement shall not apply.

(ii)                                  Each party hereto waives any rights it may have to set-off with respect to the Transaction, whether under the Agreement or any other agreement between the parties or pursuant to applicable law.

(iii)                               Notwithstanding any provision of the Agreement or any other agreement between the parties to the contrary, the obligations of Issuer hereunder are not secured by any collateral.

(l)                                     Additional Termination Event.  If within the period commencing on the Trade Date and ending on the second anniversary of the Premium Payment Date, Buyer reasonably determines that it is advisable to terminate a portion of the Transaction so that Buyer’s related hedging activities will comply with applicable securities laws, rules or regulations, an Additional Termination Event shall occur in respect of which (1) Issuer shall be the sole Affected Party and (2) the Transaction (or terminated portion thereof) shall be the sole Affected Transaction.

(m)                               Effectiveness.  If, prior to the Effective Date, Buyer reasonably determines that it is advisable to cancel the Transaction because of concerns that Buyer’s related hedging activities could be viewed as not complying with applicable securities laws, rules or regulations, the Transaction shall be cancelled and shall not become effective, and neither party shall have any obligation to the other party in respect of the Transaction.

(n)                                 Net Share Settlement on Early Termination and Certain Extraordinary Events.  Notwithstanding Section 6(e) of the Agreement or Sections 12.7 or 12.8 of the Equity Definitions, if, with respect to the Transaction contemplated hereunder, (A) an Early Termination Date with respect to any Event of Default or any Termination Event, (B) a Merger Date with respect to any Merger Event or Tender Offer Date with respect to a Tender Offer, (C) a Closing Date with respect to an event described in Section 12.6 of the Equity Definitions, or (D) date as of which the Transaction is, or is deemed to have been, terminated or cancelled as a result of an applicable Additional Disruption Event (any such date, the “Relevant Date”) shall occur, then in lieu of calculating any payments hereunder pursuant to Section 6(e) of the Agreement or Sections 12.7 or 12.8 of the Equity Definitions, as applicable, the Calculation Agent, in its sole discretion, shall determine the amount payable by the Issuer to BofA on the following basis:

(1) such Relevant Date shall be the sole Exercise Date hereunder and Automatic Exercise shall be applicable to the aggregate Number of Warrants in each of the Components for which an Expiration Date has not occurred (the “Unexpired Number”);

(2) the Settlement Method shall be Net Share Settlement;

(3) Issuer shall deliver to BofA the Net Share Settlement Amount on the Settlement Date with respect to such Relevant Date; and

(4) Net Share Settlement Amount shall mean a number of Shares equal to the sum of (A) the Number of Shares to be Delivered (as defined herein) and (B) the product of (x) the additional Shares per Warrant (the “Additional Shares”) determined by reference to the table attached as Annex B hereto based on the date on which such Relevant Date occurs and the VWAP Price on such date, (y) the Unexpired Number, and (z) the Warrant Entitlement.

(5) with respect to the determination of Additional Shares, if the actual VWAP Price is between two VWAP Price amounts in the table or the Relevant Date is between two Relevant Dates in the table, the Additional Shares shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the next higher and next lower VWAP Price amounts and the two nearest Relevant Dates, as applicable, based on a 365-day year.

(6) with respect to any adjustment to the terms of the Transaction, the Calculation Agent, in its reasonable discretion, shall correspondingly adjust the Additional Shares and/or the VWAP Prices (each as set forth in the table in Annex B hereto) as of any date of such adjustments.  For the avoidance of doubt, any adjustment made to the Additional Shares and/or the VWAP Prices (each as set forth in the table in Annex B hereto) shall be consistent with (i) the adjustments made pursuant to the provisions of this Section 8(n) if such adjustments were the result of an event which was outside of Issuer’s control, and (ii) the adjustments made to pursuant to the applicable provisions of this Confirmation if such adjustments were the result of an event which was within Issuer’s control.

(o)                               Calculation Agent Adjustment.  For the avoidance of doubt, for the purposes of any calculation made by the Calculation Agent, with respect to this Transaction pursuant to Section 11.2(c) of the Equity Definitions and relating to any Potential Adjustment Event that is within Company’s control, such calculations shall be made based upon the Calculation Agent’s determination of the fair market value of the Shares or Warrants under the then prevailing circumstances, such determination may factor in any loss or cost incurred in connection with our terminating, liquidating, or re-establishing hedge positions relating to the Shares in connection with the Transaction and the Calculation Agent shall, in its sole discretion, make corresponding adjustments to the Additional Shares (as defined above) contained in Annex B hereto and, if applicable, to the VWAP Prices contained in such Annex B.

(p)                                 Waiver of Trial by Jury.  EACH OF ISSUER AND BOFA HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF BOFA OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(q)                                 Governing Law.  THIS CONFIRMATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO, THESE COURTS.

Issuer hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by BofA) correctly sets forth the terms of the agreement between BofA and Issuer with respect to the Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to us.

Yours faithfully,

BANK OF AMERICA, N.A.

		By:	Eric P. Hambleton
Name: Eric P. Hambleton
Title: Authorized Signatory

Agreed and Accepted By:

ALLIANT TECHSYSTEMS INC.

By:	Keith D. Ross
Name: Keith D. Ross
Title: Senior Vice President, Secretary and General Counsel

Signature Page to Warrant Confirmation

Annex A

For each Component of the Transaction, the Number of Warrants and Expiration Date is set forth below.

Component Number	Number of Warrants	Expiration Date
1	36,265.00	Wed-14-Dec-11
2	36,265.00	Thu-15-Dec-11
3	36,265.00	Fri-16-Dec-11
4	36,265.00	Mon-19-Dec-11
5	36,265.00	Tue-20-Dec-11
6	36,265.00	Wed-21-Dec-11
7	36,265.00	Thu-22-Dec-11
8	36,265.00	Fri-23-Dec-11
9	36,265.00	Tue-27-Dec-11
10	36,265.00	Wed-28-Dec-11
11	36,265.00	Thu-29-Dec-11
12	36,265.00	Fri-30-Dec-11
13	36,265.00	Tue-3-Jan-12
14	36,265.00	Wed-4-Jan-12
15	36,265.00	Thu-5-Jan-12
16	36,265.00	Fri-6-Jan-12
17	36,265.00	Mon-9-Jan-12
18	36,265.00	Tue-10-Jan-12
19	36,265.00	Wed-11-Jan-12
20	36,265.00	Thu-12-Jan-12
21	36,265.00	Fri-13-Jan-12
22	36,265.00	Tue-17-Jan-12
23	36,265.00	Wed-18-Jan-12
24	36,265.00	Thu-19-Jan-12
25	36,265.00	Fri-20-Jan-12
26	36,265.00	Mon-23-Jan-12
27	36,265.00	Tue-24-Jan-12
28	36,265.00	Wed-25-Jan-12
29	36,265.00	Thu-26-Jan-12
30	36,265.00	Fri-27-Jan-12
31	36,265.00	Mon-30-Jan-12
32	36,265.00	Tue-31-Jan-12
33	36,265.00	Wed-1-Feb-12
34	36,265.00	Thu-2-Feb-12
35	36,265.00	Fri-3-Feb-12
36	36,265.00	Mon-6-Feb-12
37	36,265.00	Tue-7-Feb-12
38	36,265.00	Wed-8-Feb-12
39	36,265.00	Thu-9-Feb-12
40	36,265.00	Fri-10-Feb-12
41	36,265.00	Mon-13-Feb-12
42	36,265.00	Tue-14-Feb-12
43	36,265.00	Wed-15-Feb-12
44	36,265.00	Thu-16-Feb-12
45	36,265.00	Fri-17-Feb-12
46	36,265.00	Tue-21-Feb-12
47	36,265.00	Wed-22-Feb-12

A-1

48	36,265.00	Thu-23-Feb-12
49	36,265.00	Fri-24-Feb-12
50	36,265.00	Mon-27-Feb-12
51	36,265.00	Tue-28-Feb-12
52	36,265.00	Wed-29-Feb-12
53	36,265.00	Thu-1-Mar-12
54	36,265.00	Fri-2-Mar-12
55	36,265.00	Mon-5-Mar-12
56	36,265.00	Tue-6-Mar-12
57	36,265.00	Wed-7-Mar-12
58	36,265.00	Thu-8-Mar-12
59	36,265.00	Fri-9-Mar-12
60	36,265.00	Mon-12-Mar-12
61	36,265.00	Tue-13-Mar-12
62	36,265.00	Wed-14-Mar-12
63	36,265.00	Thu-15-Mar-12
64	36,265.00	Fri-16-Mar-12
65	36,265.00	Mon-19-Mar-12
66	36,265.00	Tue-20-Mar-12
67	36,265.00	Wed-21-Mar-12
68	36,265.00	Thu-22-Mar-12
69	36,265.00	Fri-23-Mar-12
70	36,265.00	Mon-26-Mar-12
71	36,265.00	Tue-27-Mar-12
72	36,265.00	Wed-28-Mar-12
73	36,265.00	Thu-29-Mar-12
74	36,265.00	Fri-30-Mar-12
75	36,265.00	Mon-2-Apr-12
76	36,265.00	Tue-3-Apr-12
77	36,265.00	Wed-4-Apr-12
78	36,265.00	Thu-5-Apr-12
79	36,265.00	Mon-9-Apr-12
80	36,265.00	Tue-10-Apr-12
81	36,265.00	Wed-11-Apr-12
82	36,265.00	Thu-12-Apr-12
83	36,265.00	Fri-13-Apr-12
84	36,265.00	Mon-16-Apr-12
85	36,265.00	Tue-17-Apr-12
86	36,265.00	Wed-18-Apr-12
87	36,265.00	Thu-19-Apr-12
88	36,265.00	Fri-20-Apr-12
89	36,265.00	Mon-23-Apr-12
90	36,351.00	Tue-24-Apr-12

A-2

Annex B

	VWAP Price
Relevant Date	$1.00 or less	$10.00	$20.00	$30.00	$40.00	$50.00	$60.00	$70.00	$80.00	$90.00
11/30/2006	0.000000	0.000000	0.000006	0.000335	0.003234	0.013323	0.034383	0.066879	0.108423	0.155474
5/29/2007	0.000000	0.000000	0.000001	0.000140	0.001770	0.008637	0.024951	0.052470	0.089913	0.134218
11/25/2007	0.000000	0.000000	0.000000	0.000050	0.000875	0.005231	0.017290	0.039893	0.072990	0.114211
5/23/2008	0.000000	0.000000	0.000000	0.000014	0.000376	0.002886	0.011253	0.029073	0.057585	0.095348
11/19/2008	0.000000	0.000000	0.000000	0.000003	0.000131	0.001388	0.006673	0.019893	0.043532	0.077343
5/18/2009	0.000000	0.000000	0.000000	0.000000	0.000034	0.000545	0.003456	0.012430	0.030975	0.060275
11/14/2009	0.000000	0.000000	0.000000	0.000000	0.000005	0.000155	0.001448	0.006748	0.020094	0.044238
5/13/2010	0.000000	0.000000	0.000000	0.000000	0.000000	0.000026	0.000422	0.002888	0.011179	0.029455
11/9/2010	0.000000	0.000000	0.000000	0.000000	0.000000	0.000001	0.000061	0.000788	0.004685	0.016489
5/8/2011	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000002	0.000073	0.001013	0.006253
11/4/2011	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000019	0.000605
4/24/2012	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000

	VWAP Price
Relevant Date	$100.00	$110.00	$120.00	$130.00	$140.00	$150.00	$250.00	$350.00 or more
11/30/2006	0.204674	0.253458	0.273027	0.241857	0.217947	0.199096	0.113736	0.081125
5/29/2007	0.181994	0.230398	0.250298	0.219889	0.196960	0.179172	0.101599	0.072473
11/25/2007	0.160276	0.208111	0.228245	0.198558	0.176603	0.159886	0.089993	0.064204
5/23/2008	0.139379	0.186441	0.206717	0.177735	0.156776	0.141160	0.078893	0.056297
11/19/2008	0.118893	0.164903	0.185203	0.156922	0.137006	0.122556	0.068032	0.048559
5/18/2009	0.098797	0.143406	0.163602	0.136038	0.117254	0.104068	0.057433	0.041005
11/14/2009	0.079012	0.121750	0.141680	0.114888	0.097380	0.085611	0.047060	0.033607
5/13/2010	0.059486	0.099659	0.119100	0.093190	0.077203	0.067086	0.036859	0.026326
11/9/2010	0.040428	0.076988	0.095653	0.070899	0.056877	0.048779	0.026996	0.019283
5/8/2011	0.022108	0.053091	0.070467	0.047507	0.036326	0.030834	0.017439	0.012456
11/4/2011	0.006037	0.026760	0.041623	0.022543	0.016237	0.014107	0.008326	0.005947
4/24/2012	0.000000	0.000000	0.000075	0.000069	0.000064	0.000060	0.000036	0.000026

B-1